     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 17, 2001.

                                                   REGISTRATION NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                        REGENERON PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     NEW YORK                                           13-3444607
          (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                            ------------------------

                          777 OLD SAW MILL RIVER ROAD
                         TARRYTOWN, NEW YORK 10591-6707
                                 (914) 347-7000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
              INCLUDING AREA CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                         2000 LONG-TERM INCENTIVE PLAN
                           (FULL TITLE OF THE PLANS)

                            ------------------------

                             STUART KOLINSKI, ESQ.
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          777 OLD SAW MILL RIVER ROAD
                         TARRYTOWN, NEW YORK 10591-6707
                                 (914) 347-7000
                      (NAME, ADDRESS AND TELEPHONE NUMBER
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                            DAVID GOLDSCHMIDT, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               FOUR TIMES SQUARE
                         NEW YORK, NEW YORK 10039-6522
                                 (212) 735-3000

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                  PROPOSED MAXIMUM         PROPOSED
                                               AMOUNT TO BE        OFFERING PRICE     MAXIMUM AGGREGATE        AMOUNT OF
   TITLE OF SECURITIES TO BE REGISTERED       REGISTERED(1)         PER SHARE(2)      OFFERING PRICE(3)     REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
2000 Long-Term Incentive Plan, Common
Stock, par value $0.001 per share.........   6,000,000 shares         $26.390            $158,340,000          $39,585.00
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement shall also cover, in addition to the number of shares stated above, an indeterminate number of additional shares of Common Stock which may become issuable under the Plan by reason of certain corporate transactions or events, including any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.
(2) Estimated in accordance with paragraphs (c) and (h) of Rule 457 under the Securities Act solely for the purpose of calculating the registration fee based upon the average of the high and low sales prices for a share of Common Stock as reported on the NASDAQ National Market on May 14, 2001, within five business days prior to filing.
(3) Estimated solely for the purpose of calculating the registration fee.
                            ------------------------
     The Registration Statement shall become effective upon filing in accordance with Rule 462(a) under the Securities Act.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION.*

     * The information called for by Part I of this registration statement on Form S-8 is included in the description of the 2000 Long-Term Incentive Plan (the "Plan") which will be delivered to persons eligible to participate in the Plan. Pursuant to the Note in the Instructions to Part I of the Form S-8, this information is not being filed with or included in this registration statement.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     Regeneron Pharmaceuticals, Inc. (the "Company" or the "Registrant") hereby incorporates by reference into this Registration Statement the following documents:

          (a) Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the Commission on March 2, 2001.

          (b) Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001, filed with the Commission on May 11, 2001.

          (c) Registrant's Current Reports on Form 8-K dated January 25, 2001 (as amended by a Form 8-K/A dated January 25, 2001).

          (d) The description of the Registrant's Common Stock contained in Item 1 of the Registrant's Registration Statement on Form 8-A filed with the Commission under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on February 20, 1991, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Statements contained in this Registration Statement or in a document incorporated by reference may be modified or superseded by later statements in this Registration Statement or by statements in subsequent documents incorporated by reference, in which case you should refer to the later statement.

ITEM 4.  DESCRIPTION OF THE SECURITIES

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Article Seven of the Company's Restated Certificate of Incorporation requires indemnification of the Company's officers and directs that such indemnification be made to the fullest extent permitted by the New York Business Corporation Law.

     Section 722 of the New York Business Corporation Law permits a corporation to provide for the indemnification of members of its board of directors and its officers against actions or proceedings, or the threat thereof, by or in the right of the corporation. In order to receive indemnification such director or officer must have (i) acted in good faith for a purpose which he reasonably believed was in the best interest of the corporation and, (ii) in the case of a criminal proceeding, also had no reasonable belief that such conduct was unlawful.

     Article IV of the Company's By-Laws provides that the directors and certain other personnel of the Company shall be indemnified against expenses and certain other liabilities arising out of legal actions brought or threatened against them for their conduct on behalf of the Company, subject to certain qualifications and provided that each such person acted in good faith and in a manner that they reasonably believed was in the Company's best interest.

     Each of the directors has entered into an agreement with the Company that provides that the Company will indemnify such director to the fullest extent permitted by the New York Business Corporation Law. The Company maintains directors' and officers' liability insurance which insures against liabilities that directors or officers of the Company may incur in such capacities.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8.  EXHIBITS

     See Index to Exhibits.

ITEM 9.  UNDERTAKINGS

     1. The undersigned Registrant hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tarrytown, State of New York, on the 17th day of May, 2001

                                          REGENERON PHARMACEUTICALS, INC.

                                          By:
                                            ------------------------------------
                                            Leonard S. Schleifer, M.D., Ph.D.
                                            President and Chief Executive
                                              Officer

     Each person whose signature appears below hereby constitutes and appoints Leonard S. Schelifer and Murray A. Goldberg, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and additions to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                       NAME                                          TITLE                        DATE
                       ----                                          -----                        ----

                                                       Chairman of the Board of Directors      May 17, 2001
---------------------------------------------------
               P. Roy Vagelos, M.D.

                                                       President and Chief Executive           May 17, 2001
---------------------------------------------------      Officer and Director (Principal
         Leonard S. Schleifer, M.D., Ph.D.               Executive Officer)

                                                       Senior Vice President, Finance &        May 17, 2001
---------------------------------------------------      Administration, Chief Financial
                Murray A. Goldberg                       Officer, Treasurer and Assistant
                                                         Secretary (Principal Financial
                                                         Officer)

                                                       Controller and Assistant Treasurer      May 17, 2001
---------------------------------------------------      (Principal Accounting Officer)
                Douglas S. McCorkle

                                                       Director                                May 17, 2001
---------------------------------------------------
                 Charles A. Baker

                                                       Director                                May 17, 2001
---------------------------------------------------
              Michael S. Brown, M.D.

                       NAME                                          TITLE                        DATE
                       ----                                          -----                        ----
                                                       Director                                May 17, 2001
---------------------------------------------------
           Alfred G. Gilman, M.D., Ph.D.

                                                       Director                                May 17, 2001
---------------------------------------------------
             Joseph L. Goldstein, M.D.

                                                       Director                                May 17, 2001
---------------------------------------------------
                 Fred A. Middleton

                                                       Director                                May 17, 2001
---------------------------------------------------
              Eric M. Shooter, Ph.D.

                                                       Director                                May 17, 2001
---------------------------------------------------
                    George Sing

                                 EXHIBIT INDEX

EXHIBIT
NUMBER
-------
 4.1(1)   Restated Certificate of Incorporation, as of June 21, 1991.
 4.2(2)   By-Laws of the Company, currently in effect (amended as of
          January 22, 1995).
 4.3(3)   Specimen common stock certificate.
 5.1      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1      Consent of PricewaterhouseCoopers LLP.
23.2      Consent of Ernst & Young LLP.
23.3      Consent of Skadden, Arps, Slate, Meagher & Flom LLP
          (included in Exhibit 5.1).
24.1      Power of Attorney (included on signature page).

---------------
(1) Incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1991, filed with the Commission on August 13, 1991.

(2) Incorporated by reference to the Company's Form 10-K for the fiscal year ended December 31 1999, filed with the Commission on March 6, 2000.

(3) Incorporated by reference to Exhibit (a) to the Company's Form 8-A, filed with the Commission on February 20, 1991.